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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     Form 8-K

                                  Current Report

                          Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) - March 29, 2004



                                      TXU Corp.
               (Exact name of registrant as specified in its charter)


     TEXAS                         1-12833                   75-2669310
(State or other               (Commission File            (I.R.S. Employer
jurisdiction of                     Number)              Identification No.)
incorporation)


                              TXU US Holdings Company
               (Exact name of registrant as specified in its charter)


     TEXAS                          1-11668                   75-1837355
(State or other                 (Commission File          (I.R.S. Employer
jurisdiction of                     Number)               Identification No.)
incorporation)


                            TXU Energy Company LLC
               (Exact name of registrant as specified in its charter)


A Delaware Limited Liability
 Company                            333-108876                75-2967817
(State or other                 (Commission File          (I.R.S. Employer
jurisdiction of                      Number)              Identification No.)
incorporation)

        Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
      (Address of principal executive offices, including zip code)

    Registrants' telephone number, including Area Code - (214) 812-4600

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 29, 2004, TXU Energy Company LLC, a wholly-owned subsidiary of TXU US Holdings Company, itself a wholly-owned subsidiary of TXU Corp., announced it will retire eight power plant units due to electric industry market conditions in Texas. TXU Energy will also temporarily close four other units and place them under evaluation for retirement. The 12 units represent a total of 1,471 megawatts (MW), or more than 13 percent of TXU Energy's gas-fired generation capacity in Texas.

Of the 12 units impacted, eight will be taken out of service permanently and four will be "mothballed," or temporarily closed, with the possibility of restarting them at a later date. The four mothballed units are also under evaluation for full retirement in the future.

A majority of the 12 units were designated as "peaking units" and operated only during the summer for many years and have operated only sparingly during the last two years. Most of the units were built in the 1950s. The units are:

--------------------------------  --------------------   ----------------------------   --------------
Name of Power Plant               County                   Number of Units to Retire     Capacity
--------------------------------  --------------------   ----------------------------   --------------
Rivercrest Steam Electric
Station                           Red River                One of one unit               110 MW
--------------------------------  --------------------   ----------------------------   --------------
North Main Steam Electric
Station                           Tarrant                  One of one unit                80 MW
--------------------------------  --------------------   ----------------------------   ---------------
Parkdale Steam Electric
Station                           Dallas                   Three of three units           327 MW
--------------------------------  --------------------   ----------------------------   ---------------
Morgan Creek Steam Electric
Station                           Mitchell                 Three of five units            136 MW
-------------------------------- ---------------------   ----------------------------   ----------------
                                                           Number of Units to
                                                           "Mothball"

------------------------------- ----------------------   ----------------------------   -----------------
Eagle Mountain Steam Electric
Station                           Tarrant                   Three of three units          665 MW
------------------------------- ----------------------   -----------------------------  ------------------
Collin Steam Electric
Station                           Collin                    One of one unit               153 MW
------------------------------- ----------------------   -----------------------------  -------------------
                                                                                   TOTAL CAPACITY: 1,471 MW

TXU Corp. believes that closing the power plant units is a prudent business decision, given the supply of electricity in Texas, the higher cost of operating these older power plants, and the ability to buy less expensive power in the marketplace -- all a reflection of a robust, competitive wholesale market in Texas that has attracted independent power producers. TXU Corp. does not expect this action to materially effect its 2004 earnings.

Approximately 55 employees will be affected by the closing and may have the opportunity to transfer to other areas within the company. Eligible employees who leave the company will be offered severance benefits and outplacement counseling to help them secure other employment.

TXU Energy will meet with Electric Reliability Council of Texas (ERCOT) officials to discuss the decision to close the units and will continue to work closely with them during the shutdown. ERCOT may request any of the units to continue operating under contract with ERCOT if needed for reliability. ERCOT has oversight responsibilities for the electricity grid in most of Texas.

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This document contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the company's SEC filings. The risks and uncertainties set forth in the company's SEC filings include TXU's ability to obtain all necessary governmental and other approvals and consents for the sale of TXU Communications, prevailing government policies on environmental, tax or accounting matters, regulatory and rating agency actions, weather conditions, unanticipated population growth or decline and changes in market demand and demographic patterns, changing competition for customers including the deregulation of the U.S. electric utility industry and the entry of new competitors, pricing and transportation of crude oil, natural gas and other commodities, unanticipated power plant outages, financial and capital market conditions, unanticipated changes in operating expenses and capital expenditures, legal and administrative proceedings and settlements, inability of the various counterparties to meet their obligations with respect to financial instruments, and changes in technology used and services offered by TXU Corp.

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                                SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                               TXU CORP.



                               By:       /s/ David H. Anderson
                                  --------------------------------------------

                               Name:  David H. Anderson
                               Title: Controller and Principal Accounting
                                      Officer


Dated:  March 29, 2004


                               TXU US HOLDINGS COMPANY



                               By:       /s/ David H. Anderson
                                  --------------------------------------------

                               Name:  David H. Anderson
                               Title: Vice President and Controller



Dated:  March 29, 2004

                               TXU ENERGY COMPANY LLC



                               By:       /s/ David H. Anderson
                                  --------------------------------------------

                               Name:  David H. Anderson
                               Title: Vice President



Dated:  March 29, 2004